Exhibit 10.1

This letter agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Yours faithfully,

Dresdner Bank AG London Branch
- as Administrative Agent -

/s/ Paul Brannan		/s/ Manuel Caseiro
Name	Paul Brannan	Name	Manuel Caseiro
Title	Vice President	Title	Vice President

The undersigned hereby appoint Dresdner Bank AG, Niederlassung Luxemburg as successor Administrative Agent and waive (i) the 30-day notice requirement in the Loan Agreements for the resignation by the Administrative Agent and (ii) the requirement in the Loan Agreements that the successor administrative agent be appointed from among the Lenders.

For and on behalf of Bayerische Landesbank:

8/7/06	Not available/Not applicable	/s/ John Gregory
Date	Stamp of each Lender	Signature(s)

John Gregory
Vice President
Bayerische Landesbank

/s/ Donna M. Quilty
Donna M. Quilty
Vice President
Bayerische Landesbank

19/6/06	Dresdner Bank AG	/s/ Paul Brannan
Date	Stamp of each Lender London Branch	Signature(s)

21/6/06	Royal Bank of Canada	/s/ Patrick Holland
Date	Stamp of each Lender	Signature(s)

15 June 2006	Lloyds TSB Bank Plc
Date	Stamp of each Lender	Signature(s)

/s/ Cherian Thomas	/s/ James M. Rudd
Cherian Thomas	James M. Rudd
Assistant Vice President	Vice President
Project Finance	Financial Institutions, USA
T-011	R091

6/16/2006	N/A	/s/ Jeff Heazlewood
Date	Stamp of each Lender	Signature(s)
Jeff Heazlewood Relationship executive Commonwealth Bank of Australia

The undersigned, as Borrower, pursuant to the Amended and Restated Agreement dated June 7, 2006, acknowledges and has no objection to the appointment of Dresdner Bank AG, Niederlassung Luxemburg as successor Administrative agent

HGC Holdings LLC

By	/s/ Thomas A. Wellman
Thomas A. Wellman
Vice President, Chief Financial Officer and Treasurer

The undersigned, as Borrower, pursuant to the Amended and Restated Agreement dated June 7, 2006, acknowledges and has no objection to the appointment of Dresdner Bank AG, Niederlassung Luxemburg as successor Administrative agent

The Gas Company, LLC

By	/s/ Thomas A. Wellman
Thomas A. Wellman
Vice President, Chief Financial Officer and Treasurer

Dated: August 18, 2006

Dresdner Bank AG
London Branch
PO Box 52715
30 Greshim Street
London EC2P 2XY

Telephone +44 (0)20 7623 8000
Telex General 885540 DRES BK G
BY E-LOAN	www.dresdnerkleinwort.com

To the Lenders
HGC Holdings LLC &
The Gas Company, LLC	London, 18 August 2006

HGC Holdings LLC & The Gas Company, LLC
Amended and Restated Loan Agreement dated 7 June 2006, HGC Holdings LLC
Amended and Restated Loan Agreement dated 7 June 2006, The Gas Company, LLC
Transfer of Administrative Agent

Dear Sirs,

We refer to the Loan Agreements listed above and especially Sections 9.9 thereof.

We hereby inform you that we resign as the Administrative Agent, subject to the condition that you appoint Dresdner Bank AG, Niederlassung Luxemburg as successor administrative agent. The switch of Administrative Agents is due to internal administrative reasons within Dresdner Bank AG. Upon (i) its appointment as successor administrative agent, (ii) the consent thereto by the Borrower, and (iii) Dresdner Bank AG, Niederlassung Luxemburg’s acceptance of such appointment, Dresdner Bank AG, Niederlassung Luxemburg shall succeed to all the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean Dresdner Bank AG, Niederlassung Luxemburg, and Dresdner Bank AG, London Branch’s appointment, powers and duties as Administrative Agent shall be terminated.

Since we are eager to do this switch as soon as possible, we are asking you to waive (i) the 30 days’ notice requirement for the resignation by the Administrative Agent and (ii) the requirement that the successor administrative agent be appointed from among the Lenders, as such requirements are provided in Section 9.9 of the Amended and Restated Loan Agreement with HGC Holdings LLC dated 7 June 2006 and Section 9.9 of the Amended and Restated Loan Agreement with The Gas Company, LLC dated 7 June 2006 (capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreements).

By countersigning this letter below you confirm that you agree to the change of Administrative Agent from Dresdner Bank AG London Branch to Dresdner Bank AG, Niederlassung Luxemburg and that you waive the requirements listed in paragraphs (i) and (ii) above. Such resignation and appointment shall be effective upon the execution and delivery hereof by Dresdner Bank AG London Branch, the Required Lenders, the Borrowers and Dresdner Bank AG, Niederlassung Luxemburg. We kindly ask you to send the signed consent to fax No+352 34 6868 3222 attn. Erica Skoeid no later than 30th August 2006, close of business London time.

The Lenders’ legal counsel, Mr. Jonathan Cole at Orrick, Herrington & Sulcliffe LLP has confirmed that no further documentation needs to be issued especially in relation to the security package to secure the Lenders’ positions.

Authorised by the German Federal Financial Supervisory Authority and by the Financial Services Authority.	Investment Banking Division